                                                                   EXHIBIT 10.12


                                  Exhibit "A"

                        INCENTIVE STOCK OPTION AGREEMENT
                     UNDER THE NASHVILLE COUNTRY CLUB, INC.
                             1997 STOCK OPTION PLAN


         This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the _____ day of ____________, 1997, by and between NASHVILLE COUNTRY CLUB, INC., a Tennessee corporation (herein called the "Corporation"), and __________ (herein called the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Corporation (the "Board of Directors") has resolved that the interests of the Corporation will be advanced by extending to certain employees of the Corporation the opportunity to acquire proprietary shares in the Corporation, thus providing them with a more direct concern in the welfare of the Corporation and assuring a closer identification of their interests with those of the Corporation; and

         WHEREAS, the Board of Directors believes that the acquisition of such an interest in the Corporation will stimulate the endeavors of such employees on behalf of the Corporation and strengthen their desire to remain with the Corporation; and

         WHEREAS, the person named above has been selected by the committee (hereinafter referred to as the "Committee") which administers the Nashville Country Club, Inc. 1997 Stock Option Plan (hereinafter referred to as the "Plan") as one of such individuals;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. The Corporation hereby grants to the Optionee as a matter of separate inducement and agreement in connection with Optionee's employment with the Corporation, and not in lieu of any salary or other compensation for Optionee's services, the right and option to purchase, at the time and on the terms and conditions hereinafter set forth, a number of shares, as set forth on Schedule A attached hereto, of the presently authorized common stock, no par value per share, of the Corporation (the "Common Stock") at the purchase price set forth on Schedule A.

         2. The option provided for in this Agreement is granted pursuant to the Plan. The terms and provisions of such Plan are incorporated herein by reference and, in the event of any conflict between the terms and provisions of this Agreement and those of such Plan, the terms and provisions of the Plan, including without limitation, those with respect to the powers of the Committee appointed thereunder, shall prevail and be controlling.

         3. This option shall continue for the term set forth on Schedule A, except and to the extent that such term may be reduced as provided in Paragraphs 6, 7, 8, 9 and 14 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday or legal holiday, then such termination date shall be deemed to be the first normal business day of the Corporation, at its office specified in Paragraph 20 hereof, before such Saturday, Sunday or legal holiday.

         4. Except as otherwise provided herein, this option shall be exercisable only to the extent of shares that have vested in accordance with the vesting schedule set forth on Schedule A. The Optionee's right to exercise the option granted hereunder accrues only in accordance with the preceding sentence and, except as otherwise provided herein, only to the extent that the Optionee remains in the continuous employ of the Corporation. This option shall be exercisable during the lifetime of the Optionee only by the Optionee. In no event may the Optionee or any person exercising this option pursuant to Paragraph 8 hereof exercise this option (before or after any adjustment or substitution pursuant to Paragraph 13, 14, or 16 hereof) for a fraction of a share.

         5. The option granted hereby shall be exercisable upon and subject to the following terms and conditions:

                 (a) The option granted hereby may be exercised by delivering to the Secretary of the Corporation from time to time within the time limits specified in Paragraph 3 hereof a written notice specifying the number of vested shares the Optionee then desires to purchase.

                 (b) Upon receipt of Optionee's written notice of exercise and full compliance with all other obligations under this Agreement, the Corporation shall allow the Optionee to consummate the purchase of the number of shares indicated in the notice of exercise in accordance with the terms of this Agreement.

                 (c) The Optionee shall have delivered to the Secretary of the Corporation payment in an amount equal to the option price for such number of shares, such payment to be in a form set forth on Schedule A hereto. The payment shall be accompanied by such other instruments or agreements duly signed by the Optionee as in the opinion of counsel for the Corporation may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state securities laws or any requirement of any securities exchange on which such stock may be traded. As soon as practicable after any such exercise of the option in whole or in part by the Optionee, the Corporation will deliver to the Optionee a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the Optionee's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Corporation's transfer agent, as may be deemed necessary or advisable by counsel to the Corporation to satisfy the requirements of the Act or any state securities laws.

         6. If the employment of the Optionee is terminated for any reason other than Disability (as defined in the Plan) of the Optionee, death of the Optionee or for cause (as determined by the Committee in its sole and absolute discretion), then the Optionee shall have the right at any time within three
(3) months after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof (except as to the issuance of fractional shares), but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof on the date of such cessation of employment.

         7. If the employment of Optionee is terminated by reason of Disability, then the Optionee shall have the right at any time within twelve
(12) months after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's termination of employment occurs, or which would otherwise have vested during the twelve (12) month period beginning on the date on which such termination of employment occurs.

         8. If the Optionee dies while in the employ of the Corporation, this option may be exercised at any time within twelve (12) months from the date of death of the Optionee or, if shorter, during the unexpired term of this option, for the full number of shares, or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's death occurs, or which would otherwise have vested during the twelve (12) month period beginning on the date on which the Optionee's death occurs. Such option may be exercised by the person or persons to whom the Optionee's rights under this option shall pass by the Optionee's will or by the laws of descent and distribution, whichever is applicable.

         9. If the Optionee's employment is terminated for cause (which determination shall be made in the sole and absolute discretion of the Committee), any then outstanding options of such Optionee shall automatically terminate as of the date on which the employment of such Optionee is terminated.

         10. Shares to be issued on the exercise of this option may, at the election of the Corporation, be either authorized and unissued shares, or shares previously issued and reacquired by the Corporation.

         11. The Corporation shall not be required to issue or deliver any certificates for shares purchased upon the exercise of this option unless and until: (i) the Committee determines that such issuance or delivery is in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws and regulations; and (ii) the Committee determines that the Optionee has tendered to the Corporation the full purchase price plus any federal, state or local tax owed by Optionee as a result of exercising this option when the Corporation has a legal liability to satisfy such tax.

         12. In connection with the exercise of the option by the Optionee and, as a condition to the Corporation's obligation to deliver shares upon exercise of the option, the Optionee shall make arrangements satisfactory to the Committee, including, with the prior consent of the Committee, an election of Share Withholding, as such term is defined in the Plan, to insure that the amount of federal, state or local withholding tax, if any, required to be withheld with respect to delivery of the shares is made available by the Optionee for timely payment of the tax by the Corporation to the appropriate taxing authority.

         13. If, prior to the delivery of all the shares in respect to which this option is granted, there shall be any change in the outstanding shares of Common Stock, through reorganization, recapitalization, stock split, combination of shares, then subject to any required action by the shareholders of the Corporation, an appropriate and proportionate adjustment shall be made in the number and/or kind of securities allocated to the option hereby granted, without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the number and price for each share or other unit of any security covered by the option. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         14. If, prior to the delivery of all the shares in respect of which this option is granted, a Change of Control of the Corporation shall occur, as defined in Section 3.2 of the Plan:

                 (a) If provision be made in writing in connection with such transaction for the assumption and continuance of the option hereby granted, or the substitution for such option of a new option covering the shares of the successor corporation, with appropriate adjustment as to number and kind of shares and prices, the option hereby granted, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

                 (b) If provision is not made in such transaction for the continuance and assumption of the option hereby granted or for the substitution of an option covering the shares of the successor corporation, then Optionee shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares under this option (without regard to the period of exercisability set forth in Paragraph 4) that have not at that time expired or been cancelled, failing which purchase, any unexercised portion shall be deemed cancelled as of the effective date of such Change of Control.

         All adjustments under this paragraph shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive on the Corporation, Optionee and Optionee's legal representatives.

         15. Neither the Optionee nor the Optionee's legal representative shall be or have any of the rights or privileges of a shareholder of the Corporation in respect to any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered to the Optionee.

         16. If, prior to the delivery of all of the shares with respect to which this option is granted, there shall be a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and, if as a result thereof, outstanding shares of Common Stock are changed, converted or exchanged, then there shall be substituted for each share of stock subject to the option granted hereby the number, kind or amount of shares of stock or other securities or cash into which the outstanding shares of Common Stock shall be so changed, converted or exchanged as a result of such merger or consolidation. In the case of any such substitution or adjustment as provided in this paragraph, the option price referred to in this Agreement for the shares covered hereby shall be the option price for the shares or other securities or cash which shall have been substituted for the shares covered hereby or to which such shares shall have been adjusted. Any adjustment or substitutions pursuant to this paragraph shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Corporation, Optionee and Optionee's legal representatives.

         17. Neither the granting of this option, the exercise of any part hereof, nor any provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Corporation, to employ the Optionee for any specified period.

         18. Except as otherwise herein provided, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

         19. The Committee shall have authority to make reasonable constructions of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option, and to prescribe reasonable rules and regulations relating to the administration of this option and other similar options granted under the Plan.

         20. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Corporation at the Corporation's main office, 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042, or such other address as may be hereafter specified by the Corporation, to the attention of its Secretary. All notices to the Optionee or other person or persons then entitled to exercise the option shall be delivered to the Optionee or such other person or persons at the Optionee's address specified below.

         21. Any payment or any issuance or transfer of shares of the Common Stock to the Optionee or the Optionee's legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board of Directors may require the Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         22. This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be so construed; provided however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that this option is or will be determined to be an "incentive stock option" within the meaning of that or any other section of the Code.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by its President and its corporate seal to be hereunto affixed and attested by its Secretary on the date and year first above written, and the Optionee has hereunto set Optionee's hand on the day and year specified above.


                                        NASHVILLE COUNTRY CLUB, INC.
ATTEST:



                                        By:
------------------------------             ----------------------------------
                 , Secretary               Thomas J. Weaver, III, President

(SEAL)



                                        -------------------------------------
                                        Optionee


                                        -------------------------------------
                                        Street Address (No P.O. Box please)


                                        -------------------------------------
                                        City, State and Zip Code

                                   Schedule A


1. Grant Date:_________________________________________________

2. Number of Shares Optionee is entitled to purchase pursuant to this option: _____________________________

3. Purchase Price: ____________________________________________ DOLLARS ($____)
   per share [must not be less than 100% of fair market value (or 110% of fair market value for persons owning more than 10% of the issued and outstanding voting power of the Corporation and its subsidiaries)]

4. Option Term: _____________________ [may not exceed 10 years
   (or 5 years in the case of persons owning more than 10% of the issued and outstanding voting power of the Corporation and its subsidiaries)]

5. Vesting Schedule:


                                      Portion of Shares That is Vested
                                       On and After Such Vesting Date
     Vesting Date                       and Before Next Vesting Date
     ------------                       ----------------------------
_______________, 19__                             _______
_______________, 19__                             _______
_______________, 19__                             _______
_______________, 19__                             _______


6.       Permissible Form of Payment:   [ ] Cashier's Check payable in United
                                            States currency

                                        [ ] Personal check

                                        [ ] Certificates for Common Stock

                                        [ ] Any combination of the above

                                  Exhibit "B"

                      NONQUALIFIED STOCK OPTION AGREEMENT
                     UNDER THE NASHVILLE COUNTRY CLUB, INC.
                             1997 STOCK OPTION PLAN



         This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the _____ day of ____________, 1997, by and between NASHVILLE COUNTRY CLUB, INC., a Tennessee corporation (herein called the "Corporation"), and ______________ (herein called the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Corporation (the "Board of Directors") has resolved that the interests of the Corporation will be advanced by extending to certain key employees, officers and directors of the Corporation the opportunity to acquire proprietary shares in the Corporation, thus providing them with a more direct concern in the welfare of the Corporation and assuring a closer identification of their interests with those of the Corporation; and

         WHEREAS, the Board of Directors believes that the acquisition of such an interest in the Corporation will stimulate the endeavors of such key employees, officers and directors on behalf of the Corporation and strengthen their desire to remain in the employment or service of the Corporation; and

         WHEREAS, the person named above has been selected by the committee (hereinafter referred to as the "Committee") which administers the Nashville Country Club, Inc. 1997 Stock Option Plan (hereinafter referred to as the "Plan") as one of such individuals;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. The Corporation hereby grants to the Optionee as a matter of separate inducement and agreement in connection with his employment by or service with the Corporation and not in lieu of any salary or other compensation for his services, the right and option to purchase, at the time and on the terms and conditions hereinafter set forth, a number of shares, as set forth on Schedule A attached hereto, of the presently authorized common stock, no par value per share, of the Corporation (the "Common Stock") at the purchase price set forth on Schedule A.

         2. The option provided for in this Agreement is granted pursuant to the Plan. The terms and provisions of such Plan are incorporated herein by reference and, in the event of any conflict between the terms and provisions of this Agreement and those of such Plan, the terms and provisions of the Plan, including without limitation, those with respect to the powers of the Committee appointed thereunder, shall prevail and be controlling.

         3. This option shall continue for the term set forth on Schedule A, except and to the extent that such term may be reduced as provided in Paragraphs 6, 7, 8, 9 and 14 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday or legal holiday, then such termination date shall be deemed to be the first normal business day of the Corporation, at its office specified in Paragraph 20 hereof, before such Saturday, Sunday or legal holiday.

         4. Except as otherwise provided herein, this option shall be exercisable only to the extent of shares that have vested in accordance with the vesting schedule set forth on Schedule A. The Optionee's right to exercise the option granted hereunder accrues only in accordance with the preceding sentence and, except as otherwise provided herein, only to the extent that the

Optionee remains in the continuous employ or service of the Corporation. This option shall be exercisable during the lifetime of the Optionee only by the Optionee. In no event may the Optionee or any person exercising this option pursuant to Paragraph 8 hereof exercise this option (before or after any adjustment or substitution pursuant to Paragraph 13, 14 or 16 hereof) for a fraction of a share.

         5. The option granted hereby shall be exercisable upon and subject to the following terms and conditions:

                 (a) The option granted hereby may be exercised by delivering to the Secretary of the Corporation from time to time within the time limits specified in Paragraph 3 hereof a written notice specifying the number of vested shares the Optionee then desires to purchase.

                 (b) Upon receipt of Optionee's written notice of exercise and full compliance with all other obligations under this Agreement, the Corporation shall allow the Optionee to consummate the purchase of the number of shares indicated in the notice of exercise in accordance with the terms of this Agreement.

                 (c) The Optionee shall have delivered to the Secretary of the Corporation payment in an amount equal to the option price for such number of shares, such payment to be in a form set forth on Schedule A hereto. The payment shall be accompanied by such other instruments or agreements duly signed by the Optionee as in the opinion of counsel for the Corporation may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state securities laws or any requirement of any securities exchange on which such stock may be traded. As soon as practicable after any such exercise of the option in whole or in part by the Optionee, the Corporation will deliver to the Optionee a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the Optionee's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Corporation's transfer agent, as may be deemed necessary or advisable by counsel to the Corporation to satisfy the requirements of the Act or any state securities laws.

         6. If the employment or service of the Optionee is terminated for any reason other than Disability (as defined in the Plan) of the Optionee, death of the Optionee or for cause (as determined by the Committee in its sole and absolute discretion), then the Optionee shall have the right at any time within three (3) months after the termination of such employment or service or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof (except as to the issuance of fractional shares), but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof on the date of such cessation of employment or service.

         7. If the employment or service of Optionee is terminated by reason of Disability, then the Optionee shall have the right at any time within twelve (12) months after the termination of such employment or service or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's termination of employment occurs, or which would otherwise have vested during the twelve (12) month period beginning on the date on which such termination of employment occurs.

         8. If the Optionee dies while in the employ or service of the Corporation, this option may be exercised at any time within twelve (12) months from the date of death of the Optionee or, if shorter, during the unexpired term of this option, for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's death occurs, or which would otherwise have vested during the twelve (12) month period beginning on the date on which the Optionee's death occurs. Such option may be exercised by the person or persons to whom the Optionee's rights under this option shall pass by the Optionee's will or by the laws of descent and distribution, whichever is applicable.

         9. If the Optionee's employment or service is terminated for cause (which determination shall be made in the sole and absolute discretion of the Committee), any then outstanding options of such Optionee shall automatically terminate as of the date on which the employment or service of such Optionee is terminated.

         10. Shares to be issued on the exercise of this option may, at the election of the Corporation, be either authorized and unissued shares, or shares previously issued and reacquired by the Corporation.

         11. The Corporation shall not be required to issue or deliver any certificates for shares purchased upon the exercise of this option unless and until: (i) the Committee determines that such issuance or delivery is in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws and regulations; and (ii) the Committee determines that the Optionee has tendered to the Corporation the full purchase price plus any federal, state or local tax owed by Optionee as a result of exercising this option when the Corporation has a legal liability to satisfy such tax.

         12. In connection with the exercise of the option by the Optionee and, as a condition to the Corporation's obligation to deliver shares upon exercise of the option, the Optionee shall make arrangements satisfactory to the Committee, including, with the prior consent of the

Committee, an election of Share Withholding, as such term is defined in the Plan, to insure that the amount of federal, state or local withholding tax, if any, required to be withheld with respect to delivery of the shares is made available by the Optionee for timely payment of the tax by the Corporation to the appropriate taxing authority.

         13. If, prior to the delivery of all the shares in respect to which this option is granted, there shall be any change in the outstanding shares of Common Stock, through reorganization, recapitalization, stock split, combination of shares, then subject to any required action by the shareholders of the Corporation, an appropriate and proportionate adjustment shall be made in the number and/or kind of securities allocated to the option hereby granted, without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the number and price for each share or other unit of any security covered by the option. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         14. If, prior to the delivery of all the shares in respect of which this option is granted, a Change of Control of the Corporation shall occur, as defined in Section 3.2 of the Plan:

                 (a) If provision be made in writing in connection with such transaction for the assumption and continuance of the option hereby granted, or the substitution for such option of a new option covering the shares of the successor corporation, with appropriate adjustment as to number and kind of shares and prices, the option hereby granted, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

                 (b) If provision is not made in such transaction for the continuance and assumption of the option hereby granted or for the substitution of an option covering the shares of the successor corporation, then Optionee shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares under this option (without regard to the period of exercisability set forth in Paragraph 4) that have not at that time expired or been cancelled, failing which purchase, any unexercised portion shall be deemed cancelled as of the effective date of such Change of Control.

         All adjustments under this paragraph shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive on the Corporation, Optionee and Optionee's legal representatives.

         15. Neither the Optionee nor the Optionee's legal representative shall be or have any of the rights or privileges of a shareholder of the Corporation in respect to any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered to the Optionee.

         16. If, prior to the delivery of all of the shares with respect to which this option is granted, there shall be a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and, if as a result thereof, outstanding shares of Common Stock are changed, converted or exchanged, then there shall be substituted for each share of stock subject to the option granted hereby the number, kind or amount of shares of stock or other securities or cash into which the outstanding shares of Common Stock shall be so changed, converted or exchanged as a result of such merger or consolidation. In the case of any such substitution or adjustment as provided in this paragraph, the option price referred to in this Agreement for the shares covered hereby shall be the option price for the shares or other securities or cash which shall have been substituted for the shares covered hereby or to which such shares shall have been adjusted. Any adjustment or substitutions pursuant to this paragraph shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Corporation, Optionee and Optionee's legal representatives.

         17. Neither the granting of this option, the exercise of any part hereof, nor any provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Corporation, to employ or retain the Optionee for any specified period.

         18. Except as otherwise herein provided, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

         19. The Committee shall have authority to make reasonable constructions of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option, and to prescribe reasonable rules and regulations relating to the administration of this option and other similar options granted under the Plan.

         20. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Corporation at the Corporation's main office, 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042, or such other address as may be hereafter specified by the Corporation, to the attention of its Secretary. All notices to the Optionee or other person or persons then entitled to exercise the option shall be delivered to the Optionee or such other person or persons at the Optionee's address specified below.

         21. Any payment or any issuance or transfer of shares of the Common Stock to the Optionee or the Optionee's legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board of Directors may require the Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         22. This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by its President and its corporate seal to be hereunto affixed and attested by its Secretary on the date and year first above written, and the Optionee has hereunto set his hand on the day and year specified above.



                                        NASHVILLE COUNTRY CLUB, INC.
ATTEST:



                                        By:
------------------------------             ----------------------------------
                 , Secretary               Thomas J. Weaver, III, President

(SEAL)



                                        -------------------------------------
                                        Optionee


                                        -------------------------------------
                                        Street Address (No P.O. Box please)


                                        -------------------------------------
                                        City, State and Zip Code

                                   Schedule A


1.       Grant Date:________________________________________________

2. Number of Shares Optionee is entitled to purchase pursuant to this option: _____________________________________

3.       Purchase Price: ___________________________________________ DOLLARS
         ($_______) per share

4.       Option Term: _____________________ (may not exceed 10 years)

5.       Vesting Schedule:


                                      Portion of Shares That is Vested
                                       On and After Such Vesting Date
     Vesting Date                       and Before Next Vesting Date
     ------------                       ----------------------------
_______________, 19__                             _______
_______________, 19__                             _______
_______________, 19__                             _______
_______________, 19__                             _______


6.       Permissible Form of Payment:   [ ]     Cashier's Check payable
                                                in United States currency

                                        [ ]     Personal Check

                                        [ ]     Certificates for Common Stock

                                        [ ]     Any combination of the above

7.       Share Withholding [ ] is   [ ] is not permitted.